Property and equipment (Tables)	12 Months Ended
Sep. 30, 2024
Property, Plant and Equipment [Abstract]
Schedule of property and equipment

Property and equipment consist of the following:

	September 30,
	2024	2023
Computer equipment	$2,281	$1,970
Furniture and fixtures	815	806
Medical equipment	1,740	1,630
Automobiles	194	194
Buildings	3,097	3,218
Leasehold improvements	6,959	6,896
Signs	51	48
Total fixed assets	15,137	14,762
Accumulated depreciation	(6,990)	(6,052)
Fixed assets, net	$8,147	$8,710